CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Revenues:
Revenue from operations	$ 0	$ 0	$ 0	$ 0
Expenses:
General and administrative (including $220 and $190 for the nine months ended 2021 and 2020, respectively, to related parties)	88	94	376	361
Net income fee to related party	56	51	250	249
Advisory fee to related party	201	194	599	574
Total operating expenses	345	339	1,225	1,184
Net operating loss	(345)	(339)	(1,225)	(1,184)
Other income (expenses):
Interest income from related parties	1,248	1,302	3,697	4,071
Other income	0	0	1,179	742
Total other income	1,248	1,302	4,876	4,813
Income before taxes	903	963	3,651	3,629
Income tax expense	191	202	768	762
Net income	$ 712	$ 761	$ 2,883	$ 2,867
Earnings per share - basic and diluted
Net income	$ 0.17	$ 0.18	$ 0.69	$ 0.69
Weighted average common shares used in computing earnings per share	4,168,414	4,168,414	4,168,414	4,168,414